Hennessy Technology Fund
Schedule of Investments
July 31, 2020 (Unaudited)
	Number of		% of
	Shares	Value	Net Assets
COMMON STOCKS - 96.55%
Communication Services - 6.22%
Match Group, Inc. (a)	821	$84,357	1.49%
Momo, Inc. - ADR (b)	4,966	91,722	1.62%
SciPlay Corp. (a)	5,811	84,957	1.50%
TripAdvisor, Inc.	4,518	91,399	1.61%
		352,435	6.22%
Consumer Discretionary - 8.44%
Amazon.com, Inc. (a)	31	98,105	1.73%
Booking Holdings, Inc. (a)	55	91,417	1.61%
eBay, Inc.	1,639	90,604	1.60%
Qurate Retail Group, Inc. (a)	8,968	97,841	1.73%
Vipshop Holdings Ltd. - ADR (a)(b)	4,391	99,983	1.77%
		477,950	8.44%
Information Technology - 81.89%
Accenture PLC, Class A (b)	422	94,857	1.68%
Adobe, Inc. (a)	206	91,530	1.62%
Apple, Inc.	249	105,835	1.87%
Atlassian Corp. PLC (a)(b)	468	82,672	1.46%
Automatic Data Processing, Inc.	603	80,145	1.42%
Booz Allen Hamilton Holding Corp., Class A	1,092	89,282	1.58%
Cadence Design Systems, Inc. (a)	894	97,669	1.72%
Cardtronics PLC (a)(b)	3,736	83,425	1.47%
CDW Corp.	751	87,304	1.54%
Citrix Systems, Inc.	606	86,513	1.53%
Digital Turbine, Inc. (a)	6,849	95,064	1.68%
Dropbox, Inc. (a)	3,986	90,681	1.60%
DXC Technology Co.	5,379	96,338	1.70%
EVERTEC, Inc. (b)	3,108	96,503	1.70%
F5 Networks, Inc. (a)	632	85,889	1.52%
Fair Isaac Corp. (a)	205	90,034	1.59%
Fortinet, Inc. (a)	627	86,714	1.53%
Hewlett Packard Enterprise Co.	9,216	90,962	1.61%
Intel Corp.	1,476	70,449	1.24%
International Business Machines Corp.	732	89,992	1.59%
Intuit, Inc.	287	87,928	1.55%
KLA Corp.	449	89,724	1.58%
Lam Research Corp.	285	107,491	1.90%
Mastercard, Inc., Class A	297	91,633	1.62%
Maxim Integrated Products, Inc.	1,454	99,003	1.75%
Methode Electronics, Inc.	3,002	84,656	1.49%
Microsoft Corp.	442	90,614	1.60%
NCR Corp. (a)	5,116	94,288	1.67%
NetApp, Inc.	1,995	88,379	1.56%
NIC, Inc.	3,788	83,033	1.47%
Oracle Corp.	1,565	86,779	1.53%
Paychex, Inc.	1,138	81,845	1.45%
Paycom Software, Inc. (a)	271	77,064	1.36%
QIWI PLC - ADR (b)	4,972	96,009	1.70%
Qualcomm, Inc.	967	102,125	1.80%
Sanmina Corp. (a)	3,573	106,047	1.87%
Seagate Technology PLC (b)	1,835	82,979	1.47%
ServiceNow, Inc. (a)	217	95,306	1.68%
ShotSpotter, Inc. (a)	3,491	80,433	1.42%
Sina Corp. (a)(b)	2,463	99,382	1.75%
SolarEdge Technologies, Inc. (a)	614	107,511	1.90%
Sykes Enterprises, Inc. (a)	3,213	88,229	1.56%
Synnex Corp.	740	92,308	1.63%
Teradata Corp. (a)	4,216	88,536	1.56%
Teradyne, Inc.	1,047	93,141	1.64%
Texas Instruments, Inc.	710	90,561	1.60%
Ubiquiti Networks, Inc.	529	98,024	1.73%
Visa, Inc., Class A	460	87,584	1.55%
Vishay Intertechnology, Inc.	5,894	92,477	1.63%
Vishay Precision Group, Inc. (a)	3,696	94,063	1.66%
Zoom Video Communications, Inc. (a)	349	88,615	1.56%
		4,637,625	81.89%
Total Common Stocks (Cost $4,660,210)		5,468,010	96.55%

SHORT-TERM INVESTMENTS - 3.57%
Money Market Funds - 3.57%
First American Government Obligations Fund, Institutional Class, 0.08% (c)	201,946	201,946	3.57%
Total Short-Term Investments (Cost $201,946)		201,946	3.57%

Total Investments (Cost $4,862,156) - 100.12%		5,669,956	100.12%
Liabilities in Excess of Other Assets - (0.12)%		(7,046)	(0.12)%
TOTAL NET ASSETS - 100.00%		$5,662,910	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a) Non-income-producing security.
(b) U.S.-traded security of a foreign corporation.
(c) The rate listed is the fund's seven-day yield as of July 31, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of July 31, 2020
The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market price on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level  1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of July 31, 2020, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$352,435	$–	$–	$352,435
Consumer Discretionary	477,950	–	–	477,950
Information Technology	4,637,625	–	–	4,637,625
Total Common Stocks	$5,468,010	$–	$–	$5,468,010

Short-Term Investments
Money Market Funds	$201,946	$–	$–	$201,946
Total Short-Term Investments	$201,946	$–	$–	$201,946

Total Investments	$5,669,956	$–	$–	$5,669,956